SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): January 16, 2003

INDEPENDENT BANK CORPORATION (Exact name of registrant as specified in its charter)
Michigan (State or Jurisdiction of Incorporation or Organization)

0-7818 (Commission File Number)	38-2032782 (I.R.S. Employer Identification No.)

230 West Main Street, Ionia, Michigan 48846 (Address of principal executive offices)

(616) 527-9450
(Registrant's telephone number, including area code)

NONE Former name, address and fiscal year, if changed since last report.

Item 1.	Changes in Control of Registrant
Not Applicable
Item 2.	Acquisition or Disposition of Assets
Not Applicable
Item 3.	Bankruptcy or Receivership
Not Applicable
Item 4.	Changes in Registrant's Certifying Accountant
Not Applicable
Item 5.	Other Events
Not Applicable
Item 6.	Resignations of Registrant's Directors
Not Applicable
Item 7.	Financial Statements and Exhibits
Not Applicable
Item 8.	Change in Fiscal Year
Not Applicable
Item 9.	Regulation FD Disclosure
The information attached at Exhibit A is supplemental data to the Registrant’s press release dated January 16, 2003 regarding its earnings for the quarter and year ended December 31, 2002.

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Financial Condition

                                                                                              December 31,
                                                                                         2002              2001
                                                                                   ----------------- -----------------
                                                                                              (unaudited)
                                                                                   -----------------------------------
Assets                                                                                       (in thousands)
Cash and due from banks                                                           $       60,731    $      50,525
Securities available for sale                                                            371,246          290,303
Federal Home Loan Bank stock, at cost                                                      9,704           21,266
Loans held for sale                                                                      129,577           77,220
Loans
  Commercial                                                                             536,715          482,046
  Real estate mortgage                                                                   601,799          661,462
  Installment                                                                            242,928          241,176
                                                                                   --------------    -------------
                                                                      Total Loans      1,381,442        1,384,684
  Allowance for loan losses                                                              (16,705)         (16,167)
                                                                                   --------------    -------------
                                                                        Net Loans      1,364,737        1,368,517
Property and equipment, net                                                               40,735           35,944
Bank owned life insurance                                                                 35,415
Accrued income and other assets                                                           45,417           44,682
                                                                                   --------------    -------------
                                                                     Total Assets $    2,057,562    $   1,888,457
                                                                                   ==============    =============
Liabilities and Shareholders' Equity
Deposits
  Non-interest bearing                                                            $      179,871    $     160,598
  Savings and NOW                                                                        657,530          601,949
  Time                                                                                   698,202          624,820
                                                                                   --------------    -------------
                                                                   Total Deposits      1,535,603        1,387,367
Federal funds purchased                                                                   23,840           35,100
Other borrowings                                                                         310,413          288,010
Guaranteed preferred beneficial interests in Company's subordinated
  debentures                                                                              17,250           17,250
Accrued expenses and other liabilities                                                    32,409           28,827
                                                                                   --------------    -------------
                                                                Total Liabilities      1,919,515        1,756,554
                                                                                   --------------    -------------
Shareholders' Equity
  Preferred stock, no par value--200,000 shares authorized; none outstanding
  Common stock, $1.00 par value--30,000,000 shares authorized;
    issued and outstanding:  17,822,090 shares at December 31, 2002
    and 17,797,314 shares at December 31, 2001                                            17,822           17,797
  Capital surplus                                                                         75,076           76,580
  Retained earnings                                                                       41,785           39,355
  Accumulated other comprehensive income - (loss)                                          3,364           (1,829)
                                                                                   --------------    -------------
                                                       Total Shareholders' Equity        138,047          131,903
                                                                                   --------------    -------------
                                       Total Liabilities and Shareholders' Equity $    2,057,562    $   1,888,457
                                                                                   ==============    =============

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations

                                                                 Three Months Ended        Twelve Months Ended
                                                                    December 31,               December 31,
                                                                 2002         2001          2002          2001
                                                              -----------  ------------  ------------  -----------
                                                                    (unaudited)                (unaudited)
                                                              -------------------------  -------------------------
Interest Income                                                    (in thousands, except per share amounts)
  Interest and fees on loans                                 $    27,778  $     28,414  $    109,297  $   117,735
  Securities available for sale
    Taxable                                                        2,962         2,525        12,211        9,334
    Tax-exempt                                                     1,842         1,594         7,018        5,920
  Other investments                                                  302           367         1,289        1,513
                                                              -----------  ------------  ------------  -----------
                                     Total Interest Income        32,884        32,900       129,815      134,502
                                                              -----------  ------------  ------------  -----------
Interest Expense
  Deposits                                                         8,472         9,651        35,134       44,611
  Other borrowings                                                 3,319         3,869        12,874       17,849
                                                              -----------  ------------  ------------  -----------
                                    Total Interest Expense        11,791        13,520        48,008       62,460
                                                              -----------  ------------  ------------  -----------
                                       Net Interest Income        21,093        19,380        81,807       72,042
Provision for loan losses                                            717           782         3,562        3,737
                                                              -----------  ------------  ------------  -----------
       Net Interest Income After Provision for Loan Losses        20,376        18,598        78,245       68,305
                                                              -----------  ------------  ------------  -----------
Non-interest Income
  Service charges on deposit accounts                              3,639         3,045        13,049        9,936
  Net gains (losses) on assets
    Real estate mortgage loans                                     3,854         1,965         8,178        6,306
    Securities                                                      (750)          364           (24)         522
  Other income                                                     2,777         2,409         9,708       10,321
                                                              -----------  ------------  ------------  -----------
                                 Total Non-interest Income         9,520         7,783        30,911       27,085
                                                              -----------  ------------  ------------  -----------
Non-interest Expense
  Compensation and employee benefits                               9,673         8,165        37,343       31,545
  Occupancy, net                                                   1,403         1,264         5,424        4,966
  Furniture and fixtures                                           1,358         1,164         4,731        4,371
  Other expenses                                                   6,536         6,403        20,795       20,787
                                                              -----------  ------------  ------------  -----------
                                Total Non-interest Expense        18,970        16,996        68,293       61,669
                                                              -----------  ------------  ------------  -----------
                          Income Before Federal Income Tax        10,926         9,385        40,863       33,721
Federal income tax expense                                         2,969         2,739        11,396        9,288
                                                              -----------  ------------  ------------  -----------
     Net Income Before Cumulative Effect of Change
     in Accounting Principle                                       7,957         6,646        29,467       24,433
Cumulative effect of change in accounting
     principle, net of tax                                                                                    (35)
                                                              -----------  ------------  ------------  -----------
                        Net Income                           $     7,957  $      6,646  $     29,467  $    24,398
                                                              ===========  ============  ============  ===========
Net Income Per Share Before Cumulative
  Effect of Change in Accounting Principle
  Basic                                                      $       .45  $        .35  $       1.61  $      1.29
  Diluted                                                            .44           .35          1.58         1.27
Net Income Per Share
  Basic                                                      $       .45  $        .35  $       1.61  $      1.29
  Diluted                                                            .44           .35          1.58         1.27

Cash Dividends Declared                                      $       .14  $        .11  $        .48  $       .41

Non-performing assets

                                                                  December 31,
                                                            2002                 2001
                                                      -----------------    -----------------
                                                             (dollars in thousands)
  Non-accrual loans                                             $5,738               $5,990
  Loans 90 days or more past due and
     still accruing interest                                     3,961                2,771
  Restructured loans                                               270                  285
                                                      -----------------    -----------------
                           Total non-performing loans            9,969                9,046
  Other real estate                                              3,908                1,610
                                                      -----------------    -----------------
                          Total non-performing assets          $13,877              $10,656
                                                      =================    =================
  As a percent of Portfolio Loans
     Non-performing loans                                    0.72%                0.65%
     Non-performing assets                                   1.00                  0.77
     Allowance for loan losses                               1.21                  1.17
  Allowance for loan losses as a percent of
     non-performing loans                                     168                   179

Allowance for loan losses

                                                              Twelve months ended
                                                                  December 31,
                                                              2002           2001
                                                          -------------   ------------
                                                                (in thousands)
  Balance at beginning of period                               $16,167        $13,982
  Additions (deduction)
    Provision charged to operating expense                       3,562          3,737
    Recoveries credited to allowance                               733            644
    Loans charged against the allowance                        (3,757)        (2,196)
                                                          -------------   ------------
  Balance at end of period                                     $16,705        $16,167
                                                          =============   ============

  Net loans charged against the allowance to
    average Portfolio Loans                                       0.23%         0.11%

                                                                       December 31, 2002
                                            ---------------------------------------------------------------------
                                                        Average                            Average
                                              Amount    Maturity    Rate         Amount    Maturity     Rate
                                              ------    --------    ----         ------    --------     ----
                                                                  (dollars in thousands)
Brokered CDs (1)                              $278,012  1.9 years    3.03%       $163,315  1.7 years     3.83%
Fixed-rate FHLB advances (1)                    62,861  7.9 years    5.83         129,084  4.1 years     4.08
Variable-rate FHLB advances (1)                131,200  0.3 years    1.50          93,000  0.4 years     1.83
Securities sold under agreements to
  repurchase (1)                                98,712  0.1 years    1.74          54,963  0.2 years     1.94
Federal Funds purchased                         23,840      1 day    1.38          35,100      1 day     1.86
                                            --------------------------------   ----------------------------------
     Total                                    $594,625  1.8 years    2.71%       $475,462  1.8 years     3.15%
                                            ================================   ==================================
(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.

Capitalization

                                                                         December 31,
                                                                  2002                   2001
                                                           -------------------    -------------------
                                                                        (in thousands)
Unsecured debt                                                        $12,600                $10,500
                                                           -------------------    -------------------
Preferred Securities                                                   17,250                 17,250
                                                           -------------------    -------------------
Shareholders' Equity
  Preferred stock, no par value
  Common Stock, par value $1.00 per share                              17,822                 17,797
  Capital surplus                                                      75,076                 76,580
  Retained earnings                                                    41,785                 39,355
  Accumulated other comprehensive income (loss)                         3,364                (1,829)
                                                           -------------------    -------------------
          Total shareholders' equity                                  138,047                131,903
                                                           -------------------    -------------------
          Total capitalization                                       $167,897               $159,653
                                                           ===================    ===================

Net interest income and selected ratios

                                                         Three months ended             Twelve months ended
                                                           December 31,                   December 31,
                                                        2002            2001           2002           2001
                                                    --------------  -------------  -------------  --------------
Average earning assets (in thousands)                $1,891,002      $1,753,147     $1,813,364     $1,704,909
Tax equivalent net interest income                       22,228          20,363         86,183         75,849

As a percent of average earning assets
    Tax equivalent interest income                        7.16%         7.69%         7.40%          8.11%
    Interest expense                                      2.47           3.06           2.65            3.66
    Tax equivalent net interest income                    4.69           4.63           4.75            4.45

Average earning assets as a
  percent of average assets                              92.85%        94.46%        93.77%         94.20%

Free-funds ratio                                         10.60%        12.06%        11.18%         11.27%

Non-Interest Income

                                                        Three months ended         Twelve months ended
                                                            December 31,                December 31,
                                                        2002          2001          2002          2001
                                                     ----------    ----------    ----------    -----------
                                                                        (in thousands)
   Service charges on deposit accounts                  $3,639        $3,045       $13,049        $9,936
   Net gains (losses) on assets
     Real estate mortgage loans                          3,854         1,965         8,178         6,306
     Securities                                           (750)          364           (24)          522
   Title insurance fees                                    807           517         2,474         1,874
   Manufactured home loan origination fees
     and commissions                                       507           616         1,949         2,258
   Mutual fund and annuity commissions                     198           194           979           798
   Real estate mortgage loan servicing fees                (56)           (7)         (606)          833
   Other                                                 1,321         1,089         4,912         4,558
                                                     ----------    ----------    ----------    ----------
         Total non-interest income                      $9,520        $7,783       $30,911       $27,085
                                                     ==========    ==========    ==========    ==========

                                                                Three months ended             Twelve months ended
                                                                   December 31,                    December 31,
                                                              2002            2001            2002           2001
                                                          --------------  -------------   -------------  --------------
                                                                                 (in thousands)
Real estate mortgage loans originated                          $331,493       $212,051        $876,667       $680,702
Real estate mortgage loans sold                                 251,367        117,026         600,300        410,998
Real estate mortgage loans sold with servicing
  rights released                                                89,810         25,955         165,133        282,240
Net gains on the sale of real estate mortgage loans               3,854          1,965           8,178          6,306
Net gains as a percent of real estate mortgage
  loans sold                                                       1.53%          1.68%           1.36%          1.53%

Non-Interest Expense

                                                 Three months ended                  Twelve months ended
                                                    December 31,                         December 31,
                                               2002              2001               2002              2001
                                          ---------------   ---------------    ---------------   ----------------
                                                                      (in thousands)
Salaries                                         $ 6,326           $ 5,757            $24,891          $ 22,226
Performance-based compensation
  and benefits                                     1,373               750              5,247             3,392
Other benefits                                     1,974             1,658              7,205             5,927
                                          ---------------   ---------------    ---------------   ---------------
  Salaries and benefits                            9,673             8,165             37,343            31,545
Occupancy, net                                     1,403             1,264              5,424             4,966
Furniture and fixtures                             1,358             1,164              4,731             4,371
Data processing                                    1,016               693              3,209             2,558
Communications                                       679               556              2,484             2,275
Advertising                                          973               743              2,813             2,490
Loan and collection                                1,154               942              3,028             2,748
Supplies                                             492               342              1,626             1,442
Amortization of intangible assets                    278               426              1,014             1,704
Other                                              1,944             2,701              6,621             7,570
                                          ---------------   ---------------    ---------------   ---------------
      Total non-interest expense                 $18,970           $16,996            $68,293           $61,669
                                          ===============   ===============    ===============   ===============

Average Balances and Tax Equivalent Rates

                                                                            Three Months Ended
                                                                               December 31,
                                                             2002                                     2001
                                              ------------------------------------  ------------------------------------------
                                               Average                                    Average
                                               Balance     Interest     Rate              Balance     Interest     Rate
                                              -----------  ----------  --------         ------------  ----------  --------
Assets                                                                    (dollars in thousands)
Taxable loans (1)                            $ 1,493,507  $   27,617      7.36%     $ 1,429,943   $   28,250      7.87%
Tax-exempt loans (1,2)                            11,933         248      8.25              11,959          252      8.36
Taxable securities                               211,067       2,962      5.57             158,766        2,525      6.31
Tax-exempt securities (2)                        153,761       2,890      7.46             131,192        2,489      7.53
Other investments                                 20,734         302      5.78              21,287          367      6.84
                                              -----------  ----------                   -----------   ----------
                    Interest Earning Assets    1,891,002      34,019      7.16           1,753,147       33,883      7.69
                                                           ----------                                 ----------
Cash and due from banks                           44,620                                    37,999
Other assets, net                                101,042                                    64,916
                                              -----------                               -----------
                               Total Assets  $ 2,036,664                               $ 1,856,062
                                              ===========                               ===========

Liabilities
Savings and NOW                              $   642,445       1,666      1.03         $   591,290        2,124      1.43
Time deposits                                    713,010       6,806      3.79             637,741        7,527      4.68
Other borrowings                                 335,081       3,319      3.93             312,733        3,869      4.91
                                              -----------  ----------                   ------------  ----------
               Interest Bearing Liabilities    1,690,536      11,791      2.77           1,541,764       13,520      3.48
                                                           ----------                                 ----------
Demand deposits                                  175,661                                   147,556
Other liabilities                                 31,790                                    32,091
Shareholders' equity                             138,677                                   134,651
                                              -----------                               -----------
 Total liabilities and shareholders' equity  $ 2,036,664                               $ 1,856,062
                                              ===========                               ===========

         Tax Equivalent Net Interest Income               $   22,228                                 $   20,363
                                                           ==========                                 ==========

         Tax Equivalent Net Interest Income
             as a Percent of Earning Assets                               4.69%                                   4.63%
                                                                       ========                                   ========

(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

                                                                            Twelve Months Ended
                                                                               December 31,
                                                             2002                                     2001
                                              ------------------------------------  ------------------------------------------
                                               Average                                    Average
                                               Balance     Interest     Rate              Balance     Interest     Rate
                                              -----------  ----------  --------         ------------  ----------  --------
Assets                                                                    (dollars in thousands)
Taxable loans (1)                            $ 1,426,286  $  108,664      7.62%     $ 1,415,136  $  117,002      8.27%
Tax-exempt loans (1,2)                            11,639         974      8.37              13,058        1,127      8.63
Taxable securities                               211,777      12,211      5.77             137,085        9,334      6.81
Tax-exempt securities (2)                        142,320      11,053      7.77             119,282        9,333      7.82
Other investments                                 21,342       1,289      6.04              20,348        1,513      7.44
                                              -----------  ----------                   -----------   ----------
                    Interest Earning Assets    1,813,364     134,191      7.40           1,704,909      138,309      8.11
                                                           ----------                                 ----------
Cash and due from banks                           40,533                                    38,602
Other assets, net                                 79,848                                    66,383
                                              -----------                               -----------
                               Total Assets  $ 1,933,745                               $ 1,809,894
                                              ===========                               ===========

Liabilities
Savings and NOW                              $   634,357       7,444      1.17         $   583,817       11,484      1.97
Time deposits                                    688,297      27,690      4.02             623,657       33,127      5.31
Long-term debt                                                                                 371           26      7.01
Other borrowings                                 287,983      12,874      4.47             304,973       17,823      5.84
                                              -----------  ----------                   -----------   ----------
               Interest Bearing Liabilities    1,610,637      48,008      2.98           1,512,818       62,460      4.13
                                                           ----------                                 ----------
Demand deposits                                  156,294                                   138,200
Other liabilities                                 28,762                                    27,162
Shareholders' equity                             138,052                                   131,714
                                              -----------                               -----------
 Total liabilities and shareholders' equity  $ 1,933,745                               $ 1,809,894
                                              ===========                               ===========

         Tax Equivalent Net Interest Income               $   86,183                                 $   75,849
                                                           ==========                                 ==========

         Tax Equivalent Net Interest Income
             as a Percent of Earning Assets                               4.75%                                   4.45%
                                                                       ========                                   ========

(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

2001 Reclassified Quarterly Net Interest Income and Non-interest Expense

                                                                 Three Months Ended
                                         March 31,            June 30,         September 30,        December 31,
                                      -----------------   -----------------   -----------------   -----------------
                                                               (dollars in thousands)
Interest on fees and loans (1)                 $30,164             $29,423             $29,734             $28,414
Other interest income                            4,064               3,903               4,314               4,486
                                      -----------------   -----------------   -----------------   -----------------
  Total Interest Income                         34,228              33,326              34,048              32,900
Interest expense                                17,116              16,216              15,608              13,520
                                      -----------------   -----------------   -----------------   -----------------
  Net Interest Income (1)                      $17,112             $17,110             $18,440             $19,380
                                      =================   =================   =================   =================

Net interest income as a percent
  of average earning assets (1)                   4.35%              4.32%              4.46%              4.63%
                                      =================   =================   =================   =================

Non-interest expense (1)                       $14,099             $14,968             $15,606             $16,996
                                      =================   =================   =================   =================

Reclassification (1)                            $1,024              $2,079              $1,872              $1,882
                                      =================   =================   =================   =================
(1)	Reflects reclassification of loan origination fees and direct loan origination costs pursuant to SFAS #91. The amounts were reclassified between interest and fees on loans and non-interest expenses.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date	January 16, 2003	By	s/Robert N. Shuster Robert N. Shuster, Principal Financial Officer
Date	January 16, 2003	By	s/James J. Twarozynski James J. Twarozynski, Principal Accounting Officer